UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

Eastern Virginia Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

          On March 1, 2011, Eastern Virginia Bankshares, Inc. (the “Company”) announced that it has scheduled its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) for Thursday, May 12, 2011 at 10 A.M., rather than April 21, 2011 as previously anticipated.  The Annual Meeting will be held at the King William Ruritan Club, 156 Ruritan Lane, King William, Virginia 23086.

          The deadline for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting was November 15, 2010.  For a shareholder to nominate a candidate for director or bring other business before the Annual Meeting outside of the proxy statement process, notice of such nomination or other business must be received by the Secretary of the Company no later than March 13, 2011, and must otherwise comply with the requirements of the Company’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Dated: March 1, 2011

/s/ Douglas C. Haskett II
By: Douglas C. Haskett II
Executive Vice President &
Chief Financial Officer